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                                                                   EXHIBIT 10.11

[LETTERHEAD OF BANQUE NATIONALE DE PARIS HONG KONG BRANCH]


                                           Creative Master Ltd.
                                           Unit B, 8/F.,
                                           Casey Ind. Bldg.,
O/Ref: Credit/TY/st                        18-20 Bedford Road,
                                           Taikoktsui,
Y/Ref:                                     Kowloon.
                                           Attn: Mr. Kwok Sheck Pui
                                           ------------------------

PRIVATE & CONFIDENTIAL
----------------------

                                      Hong Kong     21st April 1997

Dear Sirs,

We are pleased to inform you that we are placing at the disposal of your Company the following facilities:

- Overdraft &/or
  Opening of Letters of Credit followed
  by Trust Receipts (max. 60 days)............................HKD1,500,000.-
  (of which: - OD max. HKD150,000.-)

against the following securities:

- Single Personal Guarantee dd.13.6.90........................Covering all
  signed by Mr. Tong Ka Wing, Carl                            commitments

- Single Personal Guarantee dd.13.6.90........................Covering all
  signed by Mr. Kwok Sheck Pui                                commitments

Please note that an administration fee of HKD3,750.- will be charged to your account upon your acceptance of this offer letter.

To update our record, we also enclose two sets of blank networth statement form for the abovenamed guarantors to fill in and return.

The above facilities are subject to review at any time, and in any event by 31st January 1998 and to our unconditional right to terminate and demand immediate repayment of the above facilities at any time and to require you to provide cash collateral for any prospective or contingent liability at any time.

This offer letter is open for acceptance within one month from the date hereof. Please indicate your acceptance to the above by signing and returning to us the duplicate of this letter before 21st May 1997.


                                                                         ...P.2/
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[SECOND PAGE LETTERHEAD OF BANQUE NATIONALE DE PARIS HONG KONG BRANCH]

This letter supersedes all our previous correspondence regarding banking facilities that were made available to you.

Assuring you of our best services at all times, we remain,


                                                   Yours faithfully,
                                               BANQUE NATIONALE DE PARIS
                                                   Hong Kong Branch

                                           /s/ David To        /s/ Claudia Yeung
                                           David To            Claudia Yeung
                                           Head of             Deputy Head of
                                           Commercial Desk     Commercial Desk